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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2003
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                       NETWORK-1 SECURITY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)




          Delaware                  1-14896                      11-3027591
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)



              445 Park Avenue, Suite 2900, New York, New York 10021
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                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (212) 829-5770



        1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451
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         (Former name or former address, if changed since last report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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         On May 30, 2003, Network-1 Security Solutions, Inc. (the "Company")
completed the sale of its CyberwallPlus distributed firewall technology and related intellectual property to Trend Micro Incorporated, a Japanese corporation and an affiliate of Trend Micro, Inc. (Nasdaq: TMIC), for an aggregate purchase price of $415,000. Management continues to focus its efforts on seeking a merger candidate for the Company.





ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS
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         10.8 Assignment Agreement, dated May 20, 2003, between the Company and
Trend Micro Incorporated (including exhibits).
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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NETWORK-1 SECURITY SOLUTIONS, INC.


Dated:  June 2, 2003                 By: /s/ Edward James
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                                         Name: Edward James
                                         Title: Interim Chief Executive Officer
                                                and Chief Financial Officer